UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2013

RadTek, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-165526 (Commission File Number)	27-2039490 (I.R.S. Employer Identification No.)

RadTek, Inc. 9900 Corporate Campus Dr. Suite 3000, c/o PEG Louisville, KY 40223 (Address of principal executive offices) (zip code)

(502) 657-6005 (Registrant’s telephone number, including area code)

USChina Taiwan, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

1)

Previous independent accountants:

 On July 8, 2013, the registrant accepted the resignation of Kenne Ruan, CPA (“Ruan”) as its independent registered public accounting firm. The decision to resign by Ruan was approved by the Board of Directors of the registrant.  On August 6, 2013, the registrant engaged PLS CPA, a Professional Corporation (“PLS”) as its new independent registered public accountant.

The report of Ruan on the financial statements of the registrant for the year ended March 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

Through the period covered by the financial audit for the year ended March 31, 2013 there have been no disagreements with Ruan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ruan would have caused them to make reference thereto in their report on the financial statements.  For the interim period through July 8, 2013 (the date of dismissal), there have been no disagreements with Ruan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ruan would have caused them to make reference thereto in their report on the financial statements.

We have authorized Ruan to respond fully to any inquiries of PLS.

During the year ended March 31, 2013 and the interim period through July 8, 2013, there have been no reportable events between the registrant and Ruan as set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided a copy of the foregoing disclosures to Ruan prior to the date of the filing of this report and requested that Ruan furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2)

New independent accountants:

On August 6, 2013, the registrant engaged PLS CPA, A Professional Corporation  (“PLS”) as its new independent registered public accounting firm to replace Ruan. During the three most recent fiscal years and through August 6, 2013 (the date of the new engagement), the registrant has not consulted with PLS regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, and no written report or oral advice was provided to the registrant by concluding there was an important factor to be considered by the registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

a.

None

b.

Exhibits

16.1 – Letter from Kenne Ruan CPA dated June 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADTEK, INC

Dated: August 9, 2013	By:	/s/ Kwang Hyun Kim
Kwang Hyun Kim CEO